UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Earliest Event Reported: June 20, 2011

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On June 20, 2011, National CineMedia, Inc.’s (the “Company”) consolidated subsidiary, National CineMedia, LLC (“LLC”), entered into an amendment (the “Amendment”) to LLC’s senior secured credit facility (the “Credit Facility”) which was entered into on February 13, 2007. Barclays Bank PLC, is administrative agent for certain lenders that are party to the Credit Facility. The effectiveness of the Amendment is conditioned upon, among other things, the completion of a senior unsecured notes offering. If the senior unsecured notes offering is not completed the Amendment is ineffective.

Under the Amendment, among other things:

•

the existing six-year $66 million revolving credit facility that terminates on February 13, 2013, will be replaced with a new $105 million revolving credit facility that will terminate on December 31, 2014;

•	the $14 million outstanding revolving loan from Lehman (not subject to pro rata prepayment or re-borrowing) will stay in place and will also mature on December 31, 2014;

•	the negative covenants of LLC will be amended to permit LLC to issue senior notes and other unsecured indebtedness subject to certain conditions;

•	the unused line fee will increase from 0.375% per annum to 0.50% per annum;

•	the amount of permitted investments by LLC will increase; and

•	the definition of available cash will be amended to (i) disregard the effect of certain debt issuances and (ii) level out the impact on available cash of certain capital expenditures.

The amendment requires LLC to use at least $175 million of the net proceeds of a senior notes offering to prepay the term loans under the Credit Facility. The consenting lenders further agreed that there will be no breakage costs associated with the prepayment of indebtedness from proceeds of the senior notes offering or the replacement of the revolving credit facility.

Item 7.01 Regulation FD Disclosure.

The Company hereby furnishes certain business information (the “Business Information”) and unaudited quarterly financial information (the “Financial Information”) regarding LLC for purposes of satisfying its obligations under Regulation FD with respect to certain non-public information included in the offering memorandum distributed in connection with the private placement referred to below. The Business Information and the Financial Information are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On June 22, 2011, the Company issued a press release announcing the commencement by LLC of a proposed private placement of senior notes. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

*    *    *    *    *

The information contained in this Current Report on Form 8-K, including the exhibits, contains forward-looking statements provided by the Company pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995. The forward-looking statements include those relating to the proposed private placement, whether or not LLC will consummate the proposed private placement and LLC’s plans to repay certain borrowings under its term loan and revolving credit facility. These statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results to be materially different than those expressed or implied in such statements. These factors include, but are not limited to: 1) changes in the Exhibitor Services Agreements (“ESAs”) or lack of support by our founding members; 2) non-competition provisions of the ESAs being deemed unenforceable; 3) bankruptcy of one of the founding members; 4) national, regional and local economic conditions that may affect the markets in which we operate; 5) the levels of expenditures on advertising in general and cinema advertising in particular; 6) increased competition within the overall advertising industry; 7) technological changes and innovations, including 3D, digital cinema, alternative methods for delivering movies to consumers and failures or disruptions of our technology systems; 8) failure to effectively manage or continue our growth; 9) the popularity of major motion picture releases and level of theatre attendance, including at founding members’ theatres; 10) failure to retain our senior management; 11) shifts in population and other demographics; 12) infringement of our technology on intellectual property rights owned by others; 13) our ability to renew expiring advertising contracts at favorable rates, or to replace them with new contracts that are comparably favorable to us; 14) our need for, and ability to obtain, additional funding for acquisitions and operations; 15) our founding members’ ability to compete with us, influence our affairs and benefit from corporate opportunities that might otherwise be available to us; 16) risks and uncertainties relating to our significant indebtedness and investments, including the availability and adequacy of cash flows to meet our debt service requirements; 17) fluctuations in operating costs, capital expenditures, revenue and Adjusted OIBDA; 18) determination that the Company or any of our founding members is an investment company; 19) determination that any amount of our tax benefits should not have been available; 20) changes in market interest rates and stock prices; 21) changes in accounting principles, policies, guidelines or internal control over financial reporting; 22) LLC’s ability to consummate the proposed private placement; and 23) other factors discussed from time to time in the Company’s news releases, public statements and/or filings with the Securities and Exchange Commission, especially the “Risk Factors” sections of Annual and Quarterly Reports on Forms 10-K and 10-Q. Forward-looking information is provided by the Company pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. In addition, the Company disclaims any intent or obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Business Information.

99.2	Unaudited financial statements of National CineMedia, LLC as of and for the quarter ended March 31, 2011 (and comparative periods).

99.3	Press Release of National CineMedia, Inc. dated June 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: June 22, 2011	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General
Counsel and Secretary

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